Scout Investments

Scout Global Equity Fund

Supplement dated May 17, 2016 to the Summary Prospectus dated October 31, 2015

The purpose of this supplement is to update the Summary Prospectus regarding changes to the portfolio management team of the Scout Global Equity Fund (the “Fund”) and to update the description of the Fund’s investment process.  James L. Moffett and James A. Reed II no longer serve as portfolio managers of the Fund.  John A. Indellicate II and Derek M. Smashey have assumed co-lead portfolio manager responsibilities for the Fund.

Therefore, the following changes are made to the Summary Prospectus:

I.
The first paragraph under the “How does the Fund choose securities in which to invest?” sub-section of the “Principal Investment Strategies” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

Scout Investments, Inc. (the “Advisor”) normally invests the Fund’s assets in a diversified portfolio of equity securities.  The Advisor will make judgments based on its analysis of economic and market conditions around the world, as to whether to focus the Fund’s investments more or less in certain countries or regions, or in larger, mid-sized, or smaller companies.  The Advisor seeks to invest in the securities of companies that are expected to benefit from domestic or international macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the Advisor may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

II.	The table in the “Investment Advisor and Portfolio Managers” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Experience Managing the Fund
John A. Indellicate II	Co-Lead Portfolio Manager of the Fund	Since May 17, 2016
Derek M. Smashey	Co-Lead Portfolio Manager of the Fund	Since May 17, 2016
Charles John	Co-Portfolio Manager of the Fund	Since June 30, 2015

You should keep this Supplement for future reference. Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments